--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER [GRAPHIC OF CONTINENTS] [LOGO] OCTOBER 26, 1999 Securitized Products Group
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS
                                     [LOGO]
                              WEST PENN FUNDING LLC
                                  $600,000,000
                         TRANSITION BONDS SERIES 1999-A

                   ------------------------------------------

                       NOTE: REDS ARE CURRENTLY AVAILABLE.
                  WEBSITE AVAILABLE AT: www.alleghenyenergy.com
           BLOOMBERG ROADSHOW: TYPE MSRD <<go>>, THEN FOLLOW THE MENUS

                   ------------------------------------------

INVESTOR CONFERENCE CALLS:
                  FITCH IBCA, THURSDAY, OCTOBER 28, 2:30 PM
                  STANDARD & POORS, MONDAY, NOVEMBER 1, 2:00 PM

This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by WEST PENN POWER COMPANY with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER [GRAPHIC OF CONTINENTS] [LOGO] OCTOBER 26, 1999 Securitized Products Group
--------------------------------------------------------------------------------


       $600 MILLION WEST PENN FUNDING LLC TRANSITION BONDS, SERIES 1999-A
                             WEST PENN POWER COMPANY
                                   (SERVICER)
                             TRANSACTION HIGHLIGHTS


--------------------------------------------------------------------------------------------------------------
                                           Expected
                                            Ratings           Average        Principal              Expected
                             Tranche     (Moody's/S&P/     Life/Modified      Payment    Expected     Legal
 Class         Size           Type          Fitch)           Duration         Window       Final      Final
--------------------------------------------------------------------------------------------------------------
  A-1      $ 74,000,000    Sequential     Aaa/AAA/AAA    1.0 yrs./0.9 yrs.   16 months    6/25/01    6/25/03
--------------------------------------------------------------------------------------------------------------
  A-2       172,000,000    Sequential     Aaa/AAA/AAA    3.0 yrs./2.6 yrs.   31 months   12/26/03   12/26/05
--------------------------------------------------------------------------------------------------------------
  A-3       198,000,000    Sequential     Aaa/AAA/AAA    5.5 yrs./4.4 yrs.   34 months    9/25/06    9/25/08
--------------------------------------------------------------------------------------------------------------
  A-4       156,000,000    Sequential     Aaa/AAA/AAA    7.8 yrs./5.8 yrs.   22 months    6/25/08   12/26/08
--------------------------------------------------------------------------------------------------------------



BOOK-RUNNING MANAGER:      MORGAN STANLEY DEAN WITTER

CO-MANAGERS:               Goldman, Sachs & Co., Banc of America Securities LLC,
                           PNC Capital Markets, Pryor, McClendon, Counts & Co.,
                           Inc.

EXPECTED PRICING:          November 3, 1999. Transition Bonds priced to maturity

EXPECTED SETTLEMENT:       November 16, 1999, settling flat through DTC, Cedel
                           and Euroclear

INTEREST PAYMENTS:         Quarterly, on the 25th of each March, June,
                           September, and on the 26th of each December

PRINCIPAL PAYMENTS:        Quarterly, on the 25th of each March, June,
                           September, and on the 26th of each December

FIRST INTEREST PAYMENT:    March 27, 2000

FIRST PRINCIPAL PAYMENT:   March 27, 2000

DAY COUNT BASIS:           90/360

CREDIT ENHANCEMENT:        (i)      Mandatory true-up mechanism - enables rates
                                    charged to customers to be adjusted to cover scheduled debt service, pay expenses, fund overcollateralization and replenish capital subaccount

                           (ii) Capital subaccount (upfront deposit of 0.5% of initial aggregate principal balance)

                           (iii) Overcollateralization subaccount: 0.5% of initial aggregate principal balance (initially $0, funded in equal increments of $88,235 over life of Transition Bonds, reaching an aggregate balance of $3,000,000)

TRUE-UP ADJUSTMENTS:                TRUE-UP FREQUENCY           ADJUSTMENT DATES
                                         Annually                1/1/01 - 1/1/07
                                        Quarterly                1/1/08 & 4/1/08
                                         Monthly                7/1/08 - 11/1/08

OPTIONAL CLEAN-UP CALL:    5% of initial aggregate principal balance

ERISA ELIGIBILITY:         All classes, subject to applicable ERISA exemptions


This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by WEST PENN POWER COMPANY with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER [GRAPHIC OF CONTINENTS] [LOGO] OCTOBER 26, 1999 Securitized Products Group
--------------------------------------------------------------------------------


                 PROJECTED TRANSITION BOND AMORTIZATION SCHEDULE


West Penn will file true-up requests with the PPUC to adjust ITCs so that the actual class balance matches the projected class balance by the appropriate payment date.

DISTRIBUTION DATE          CLASS A-1           CLASS A-2              CLASS A-3             CLASS A-4
-----------------          ---------           ---------              ---------             ---------
  Issuance Date            74,000,000          172,000,000            198,000,000           156,000,000
     3/25/00               64,378,314          172,000,000            198,000,000           156,000,000
     6/25/00               50,629,068          172,000,000            198,000,000           156,000,000
     9/25/00               38,444,266          172,000,000            198,000,000           156,000,000
    12/25/00               25,860,734          172,000,000            198,000,000           156,000,000
     3/25/01               11,044,364          172,000,000            198,000,000           156,000,000
     6/25/01                        -          168,579,416            198,000,000           156,000,000
     9/25/01                        -          155,497,629            198,000,000           156,000,000
    12/25/01                        -          142,022,312            198,000,000           156,000,000
     3/25/02                        -          124,692,669            198,000,000           156,000,000
     6/25/02                        -          106,277,673            198,000,000           156,000,000
     9/25/02                        -           89,309,805            198,000,000           156,000,000
    12/25/02                        -           71,857,039            198,000,000           156,000,000
     3/25/03                        -           51,921,758            198,000,000           156,000,000
     6/25/03                        -           32,361,593            198,000,000           156,000,000
     9/25/03                        -           14,249,390            198,000,000           156,000,000
    12/25/03                        -                    -            193,630,957           156,000,000
     3/25/04                        -                    -            173,657,274           156,000,000
     6/25/04                        -                    -            154,713,173           156,000,000
     9/25/04                        -                    -            137,390,527           156,000,000
    12/25/04                        -                    -            119,585,421           156,000,000
     3/25/05                        -                    -            100,095,649           156,000,000
     6/25/05                        -                    -             81,436,488           156,000,000
     9/25/05                        -                    -             64,003,474           156,000,000
    12/25/05                        -                    -             46,095,821           156,000,000
     3/25/06                        -                    -             26,177,029           156,000,000
     6/25/06                        -                    -              6,689,391           156,000,000
     9/25/06                        -                    -                      -           144,393,809
    12/25/06                        -                    -                      -           125,623,469
     3/25/07                        -                    -                      -           104,770,621
     6/25/07                        -                    -                      -            84,216,691
     9/25/07                        -                    -                      -            64,777,621
    12/25/07                        -                    -                      -            44,826,153
     3/25/08                        -                    -                      -            22,527,096
     6/25/08                        -                    -                      -                     -

This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by WEST PENN POWER COMPANY with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER [GRAPHIC OF CONTINENTS] [LOGO] OCTOBER 26, 1999 Securitized Products Group
--------------------------------------------------------------------------------


                           DECREMENT TABLE TO MATURITY


                          CLASS A-1          CLASS A-2         CLASS A-3         CLASS A-4
                          ---------          ---------         ---------         ---------
DISTRIBUTION DATE             %                  %                 %                 %
  Issuance Date              100                100               100               100
     3/25/00                  87                100               100               100
     6/25/00                  68                100               100               100
     9/25/00                  52                100               100               100
    12/25/00                  35                100               100               100
     3/25/01                  15                100               100               100
     6/25/01                  -                  98               100               100
     9/25/01                  -                  90               100               100
    12/25/01                  -                  83               100               100
     3/25/02                  -                  72               100               100
     6/25/02                  -                  62               100               100
     9/25/02                  -                  52               100               100
    12/25/02                  -                  42               100               100
     3/25/03                  -                  30               100               100
     6/25/03                  -                  19               100               100
     9/25/03                  -                  8                100               100
    12/25/03                  -                  -                 98               100
     3/25/04                  -                  -                 88               100
     6/25/04                  -                  -                 78               100
     9/25/04                  -                  -                 69               100
    12/25/04                  -                  -                 60               100
     3/25/05                  -                  -                 51               100
     6/25/05                  -                  -                 41               100
     9/25/05                  -                  -                 32               100
    12/25/05                  -                  -                 23               100
     3/25/06                  -                  -                 13               100
     6/25/06                  -                  -                 3                100
     9/25/06                  -                  -                 -                 93
    12/25/06                  -                  -                 -                 81
     3/25/07                  -                  -                 -                 67
     6/25/07                  -                  -                 -                 54
     9/25/07                  -                  -                 -                 42
    12/25/07                  -                  -                 -                 29
     3/25/08                  -                  -                 -                 14
     6/25/08                  -                  -                 -                 -


This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by WEST PENN POWER COMPANY with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER [GRAPHIC OF CONTINENTS] [LOGO] OCTOBER 26, 1999 Securitized Products Group
--------------------------------------------------------------------------------


            AVERAGE LIFE SENSITIVITY TO DECREASES IN FORECASTED SALES

The following table highlights the sensitivity of the average lives of the various classes to decreases in forecasted sales.


                  TARGETED                      ANNUAL DECLINES IN FORECASTED ENERGY CONSUMPTION
CLASS             AVG. LIFE               0%                   5%                  10%                   15%
 A-1            1.0 yr.              1.0 yr.              1.0 yr.              1.1 yr.               1.2 yr.
 A-2            3.0                  3.0                  3.0                  3.1                   3.2
 A-3            5.5                  5.5                  5.5                  5.6                   5.7
 A-4            7.8                  7.8                  7.8                  7.8                   7.9

This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by WEST PENN POWER COMPANY with respect to the expected characteristics of the intangible transition property securing these securities. The actual characteristics and performance of the intangible transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the intangible transition property contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.